UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. _______)

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14c-5(d)(2))

[X] Definitive Information Statement


                          WESTERN PLAINS ENERGY, L.L.C.
                          -----------------------------
                (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

Note. Where any item, other than Item 4, calls for information with respect to any matter to be acted upon at the meeting or, if no meeting is being held, by written authorization or consent, such item need be answered only with respect to proposals to be made by the registrant. Registrants and acquirees that meet the definition of "small business issuer" under Rule 12b-2 of the Exchange Act (ss.240.12b-2) shall refer to the disclosure items in Regulations S-B (ss.228.10 et seq. of this chapter) and not Regulation S-K (ss.229.10 et seq. of this chapter). If there is no comparable disclosure item in Regulation S-B, small business issuers need not provide the information requested. Small business issuers shall provide the financial information in Item 310 of Regulation S-B in lieu of any financial statements required by Item 1 of ss.240.14c-101.

                                February 17, 2004


Western Plains Energy, L.L.C. Members,


On behalf of the Board of Managers and staff of Western Plains Energy, I would personally like to invite you to the first annual member meeting of Western Plains Energy, L.L.C. Thanks to your investments, we have begun production at your new plant at Campus, Kansas. The meeting will take place at the Oakley High School Auditorium in Oakley, Kansas at 7:00 p.m., local time, on Saturday, March 27, 2004. The attached notice of annual meeting and information statement contains detailed information about the meeting. We urge you to read it carefully and mail your ballot prior to the deadline so that your vote can be counted. Even if you vote by mail-in ballot, you are welcome to attend the meeting in person.

We all need to thank our design builder, ICM Inc., who constructed our "state of the art" plant in near record time. We are very proud of the management and staff of Western Plains Energy and their extra effort in getting the plant up and running at its design capacity in less than two weeks from start-up. As investors, this has saved us thousands of dollars in interest charges.

It has been a busy and hectic time since we closed our offering less than 11 months ago. Most of the financial activity this past year involved the construction of the plant. We will mail a detailed annual report and financial statement to you before the meeting. As the challenges of building the plant shift to the challenges of running the plant, the Board believes that the future looks positive for both the industry and your investment. We will have representatives from our marketing firms at the meeting to discuss the future of the ethanol business and what it means for Western Plains Energy.

I would also like to personally invite each and every one of you to join us for our open house and plant tours that we have scheduled for the same day as the meeting. Tours will begin Saturday morning, starting at 8:00 a.m. and concluding at 5:00 p.m. We have rented buses from three local schools that will pick-up and drop off at the 4-H building in Oakley. Please do not drive to the plant. The only way to get a tour is to start at the 4-H building. We will have virtual tours, other information and refreshments available at the 4-H building.

We ask that you call or e-mail for reservations of tour times at 785-672-8810 or dnelson@wpellc.com. Also, contact us if you are traveling from a distance and would like detailed directions and information about motels and airports in the area.

Again, on behalf of the Board and staff, I want to thank you for your involvement in this project and I hope to see all of you on March 27th.


                              With Warmest Regards,


                            Jeff Torluemke, President
                                Board of Managers
                          Western Plains Energy L.L.C.

                          WESTERN PLAINS ENERGY, L.L.C.
                               3022 County Road 18
                              Oakley, Kansas 67748

                       NOTICE OF ANNUAL MEETING OF MEMBERS

     Notice is hereby given that the 2003 annual meeting of the members of Western Plains Energy, L.L.C. (the "Company") will be held on March 27, 2004 at the Oakley High School Auditorium, 118 West 7th Street, Oakley, Kansas, and will commence at 7:00 p.m., local time, for the following purposes:

     1.   To elect nine Managers to serve on the Board of Managers;

     2. To ratify the appointment of Stark, Winter, Schenkein & Co., LLP as the Company's independent accountants for the fiscal year ending December 31, 2004; and

     3. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

     The Board of Managers has fixed the close of business on February 5, 2004 as the record date for determining the members of the Company entitled to notice of, and to vote at, the 2003 annual meeting. Accordingly, only members of record on the books of the Company at the close of business on February 5, 2004 will be entitled to notice of the annual meeting and to vote by mail-in ballot at the annual meeting and any adjournment and postponement thereof.

     All members are cordially invited and urged to attend the annual meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING WRITE-IN BALLOT IN ORDER TO CAST YOUR VOTE FOR THE NOMINEES FOR THE BOARD OF MANAGERS AND FOR THE COMPANY'S AUDITORS AS PROMPTLY AS POSSIBLE. A PRE-ADDRESSED RETURN ENVELOPE IS ENCLOSED FOR THAT PURPOSE. MEMBERS WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE ANNUAL MEETING FOR THE BOARD OF MANAGERS OR APPROVAL OF THE AUDITORS.

     An information statement explaining the matters to be acted upon at the meeting follows. Please read it carefully.

February 17, 2004

                                    By Order of the Board of Managers,


                                    Ben Dickman, Secretary

INFORMATION STATEMENT


                          WESTERN PLAINS ENERGY, L.L.C.
                               3022 County Road 18
                              Oakley, Kansas 67748

                            Information Statement for
                         2003 Annual Meeting of Members
                            to be held March 27, 2004

                 Information Concerning Solicitation and Voting

General

     The Board of Managers of Western Plains Energy, L.L.C., a Kansas limited liability company (the "Company"), is furnishing this information statement to you in connection with the solicitation of write-in ballots for use at the annual meeting of members of the Company to be held at the Oakley High School Auditorium, 118 West 7th Street, Oakley, Kansas, on March 27, 2004 at 7:00 p.m., local time, and at any and all adjournments of such meeting, for the purposes set forth herein and in the accompanying notice of annual meeting. This information and the enclosed write-in ballot are first being sent to members entitled to vote on or about February 17, 2004.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US ONE.

     If the enclosed mail-in ballot is executed and returned to the Company by March 17, 2004, the units represented will be counted in accordance with the vote contained therein. Executed mail-in ballots that contain no instructions will be counted as ABSTAIN in the election of all nominees named herein for the Board of Managers and ABSTAIN for the ratification of the appointment of Stark, Winter, Schenkein & Co., LLP, as the Company's auditors.

Solicitation

     The cost of the meeting, including the cost of preparing and mailing this information statement and write-in ballot, will be borne by the Company. The Company may use the services of its managers, officers, employees and contractors to solicit write-in ballots, personally or by telephone, but at no additional salary or compensation.

Voting Rights and Outstanding Capital Units

     Only members of record at the close of business on February 5, 2004 are entitled to receive notice and to vote in connection with the annual meeting. At the close of business on February 5, 2004, the following units were issued and outstanding: 2286 Class A capital units; 1744 Class B capital units; and 50 Class C capital units.

     Each Class A member may cast one vote on each matter coming to a vote of the Class A members, regardless of the number of Class A capital units owned by such member. Because there are 516 Class A capital unit holders, Class A unit holders are entitled to 516 votes.

     Each Class B and Class C member may cast one vote for each Class B capital unit and Class C capital unit, as the case may be, owned by such member on each matter coming to a vote of the Class B members. Because there are 1794 Class B and C capital units issued and outstanding, Class B and C unit holders are entitled to 1794 votes.

A detailed explanation of the voting rights and the procedures for voting by mail-in ballot can be found under "Matters to be Voted On-Election of Managers and Voting" below.

     The receipt by the Company of mail-in ballots from the combination of at least 10% of the Company's Class A members, Class B members owning 10% of the Company's outstanding Class B capital units and Class C members owning 10% of the outstanding Class C capital units, is required to have the necessary quorum of members to convene the annual meeting

     All votes for the Board of Managers will be tabulated by the inspector of the election, Don Tilton, CPA, Mapes and Miller CPAs, appointed for the annual meeting. Mr. Tilton will separately tabulate votes cast for nominees and auditors, votes cast against nominees and auditors and abstentions. Votes in abstention will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes for or against the nominees or auditors.

Mail-in Ballots

     Members cannot vote in person at the annual meeting for nominees to serve on the Board of Managers or for ratification of the auditors. The enclosed mail-in ballot is the only means by which a member may vote his, her or its membership units for the Board of Managers and to ratify the auditors. If the enclosed mail-in ballot is properly executed and returned by March 17, 2004, the units represented will be counted in accordance with the instructions contained therein. Members are urged to specify their choices by marking the appropriate boxes on the enclosed mail-in ballot. Class A Members must complete the Class A Member Mail-in Ballot. Class B & C Members must complete the Class B & C Member Mail-in Ballot. Abstentions on votes for all director nominees and ratification of the independent auditors will be counted for purposes of determining a quorum, but will not be counted as votes cast.

     YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MAIL-IN BALLOT PROMPTLY SO YOUR VOTES CAN BE COUNTED.

     If you have any questions regarding the information in the information statement or regarding completion of the enclosed mail-in ballot, please call the Company at 785-672-8810 and ask for Mike Erhart or Debbie Nelson.

Matters to be Voted Upon

Election of Managers and Voting

     One of the purposes of the annual meeting is to elect a new Board of Managers. Our current Board of Managers consists of nine individuals who have occupied their positions since our inception. As required by our Operating Agreement, the term of our current Managers will expire at the 2003 annual meeting and a new Board of Managers will be elected by our Class A, Class B and Class C units by mail-in ballot.

     The Company's Operating Agreement provides that beginning with the elections at the first annual meeting, the Class B and C members, voting together as a separate class, will always have the right to elect at least one person to the Board of Managers and the Class A Members will always have the right to elect at least one Member. The Class B and C Members, voting together as a separate class, will elect one additional person to the Board of Managers for each additional 11% of the total Capital Units that are Class B Units if the percentage of the total equity raised through the sale of Class B Units in the Company's initial public offering ("Offering") was more than 22%. Because the percentage of equity raised through the sale of Class B units was at least 33% but less than 44%, according to the chart contained in Section 8.4(b) of the Operating Agreement, our new Board of Managers will consist of:

     Six Managers elected by our Class A members ("Class A Managers") voting as a separate class; and

     Three Managers elected by our Class B and C members ("Class B and C Managers") voting together as a separate class.

     The following eight individuals have been nominated to serve as Class A
     Managers:

                  Brian Baalman
                  Ben Dickman
                  Gary Johnson
                  Ken Krien
                  David Mann
                  Richard Sterrett
                  Jeff Torluemke
                  Irwin Porter

     The following four individuals have been nominated to serve as Class B and C Managers:

                  Ronald Blaesi
                  Robert Casper
                  Scott Foote
                  Dave Vander Griend

     After this annual meeting, all Managers will be elected to serve three-year terms. However, in this first election of our new Board of Managers, Managers will be elected to staggered one, two and three-year terms as follows:

         One-year terms:

                  Two Class A Managers

                  One Class B and C Manager

         Two-year terms:

                  Two Class A Managers

                  One Class B and C Manager

         Three-year terms:

                  Two Class A Managers

                  One Class B and C Manager

     The six Class A Manager nominees and the three Class B and C Manager nominees who receive the most votes will be elected Managers. In addition, the number of votes each individual receives will determine the length of the Manager's term. The Class A Manager nominee who receives the most votes will be elected to the Board of Managers and will serve a three-year term. Similarly, the Class A Manager nominee who receives the sixth highest number of votes will be elected to the Board of Managers, but will serve only a one-year term. In the case of a tie, a run-off election will be held by mail-in ballot.

     After this annual meeting, the terms of three of the nine Managers will expire each year and the Members will elect three individuals to fill those positions at our annual meeting in each subsequent year, as required by our Operating Agreement.

Class A Voting Procedures

     Although each Class A member is entitled to cast only one vote for each matter to be voted on at the annual meeting regardless of the number of Class A units that he, she or it owns, each Class A member may cast that vote for each of six different Class A Manager nominees because there are currently six Class A seats open on our Board of Managers. That is, each Class A member may vote for, vote against or abstain from voting for a maximum of six of the eight Class A nominees. Class A members may not cast more than one vote for any one Class A Manager nominee.

Class B and Class C Voting Procedures

     Each Class B and Class C member is entitled to cast as many votes as the number of Class B or Class C units each member owns. Because there are currently three Class B and C seats open on the Company's Board of Directors, each Class B and C member may cast all of his, her or its votes for, against or abstain from voting for a maximum of three of the four Class B and C nominees. The number of votes cast, unlike Class A members, will depend on the number of units the Class B and Class C member owns. To illustrate, if a member owns one Class B or Class C unit, such member may cast only one vote for, against, or abstain from voting for three of the four Class B and C nominees. Alternatively, if a member owns 100 Class B or Class C units, such member may cast 100 votes for, against, or abstain from voting for three of the four Class B and C nominees. In addition, a member may not split one's votes, e.g., cast 60 votes for one Class B and C nominee and another 40 votes for another Class B and C nominee.

Information about Nominees

     Our members will elect nine Managers by mail-in ballot, three to serve until the 2004 annual meeting, three to serve until the 2005 annual meeting and three to serve until the 2006 annual meeting.

     The following information summarizes the business experience for the last five years of the nominees for the Board of Managers of the Company, as well as, where relevant, the educational background of such individuals:

Class A Nominees for the Board of Managers

Name and Address          Age       Occupation                      Background
----------------          ---       ----------                      ----------
Brian Baalman             45    Farmer, Feed Yard   Brian is an original board member of Western Plains Energy,
HC1 Box 62                            Owner         L.L.C. He has been farming in Sheridan, Thomas and Gove
Menlo, KS 67753                                     counties in Kansas since 1974. He also owns a 10,000 head
                                                    feed yard that he leases to a third-party. He is a lifetime resident of Menlo, Kansas and currently is the President of the Kansas Corn Growers Association. He previously was the
                                                    President of the Northwest Kansas Corn Growers Association.

Ben Dickman               49          Farmer        Ben is an original board member of Western Plains Energy
506 South Second                                    L.L.C. and currently serves as Secretary. He received a
P.O. Box 275                                        Bachelor of Science degree in Agricultural Economics from
Grinnell, KS 67738                                  Kansas State University in 1975. He has been farming in the
                                                    Grinnell, Kansas area since 1976 and currently is a member of the school board for the U.S.D. 291 Grinnell School
                                                    District. He served as a board member for the Northwest
                                                    Kansas Groundwater Management District from 1980 to 1986 and as a member of the Smoky Hill Saline Basin Advisory
                                                    Committee from 1985 to 1996.


                                       6

Gary Johnson              56     Co-owner of the    Gary is an original board member of Western Plains Energy
3572 Highway 40                 Mitten Truck Stop   L.L.C. He has been the co-owner of the Mitten Truck Stop,
Oakley, KS 67748                in Oakley, Kansas   Inc. for the last 35 years. He attended Cowley County Jr.
                                                    College for two (2) years. He is a past board member and
                                                    officer of the Oakley Jaycees, the Logan County Fair Board, the Oakley Country Club, the Oakley Trap Club and the
                                                    Tri-County Chapter of Pheasants Forever. He currently serves on the board of the Kansas Oil Marketers Association and was a past board member of the National Texaco Travel Plaza
                                                    Association and the National Texaco Wholesale Association.

Ken Krien                 63      Sales of Crop     Ken is an original board member of Western Plains Energy
P.O. Box 550                       Production       L.L.C. He is the owner of Krien Farm Supply and has farmed
Bird City, KS 67731              Fertilizer and     in the Bird City, Kansas area since 1970. He is a Mason and
                                    Chemicals,      also serves as a board member of the Cheyenne County Airport
                                     Farmer         Authority in St. Francis, Kansas. He was the mayor of Bird
                                                    City, Kansas from 1976 to 1980 and from 1984 to 1992. Ken
                                                    was also a city council member in Bird City, Kansas from
                                                    1974 to 1976. He served on the Cheyenne County Fair Board
                                                    from 1972 to 1978. He also was a member of the Bird City
                                                    Methodist Church's Board of Trustees from 1992 to 1998.


David Mann                51      Farmer, Cattle    Dave is an original board member of Western Plains Energy
2334 Road 70                         Rancher        L.L.C. He has been a farmer and a cattle rancher in the
Quinter, KS 67752                                   Quinter, Kansas area for 31 years. He attended Kansas State
                                                    University for two years. He is a past member of the school board for the U.S.D. 293 School District and the board of
                                                    the Northwest Kansas Educational Service Center in Oakley,
                                                    Kansas. He is a board member of the Northwest Kansas
                                                    Groundwater Management District #4. David is also a member of the Church of the Brethren in Quinter, Kansas and has
                                                    served in various positions in the church.

Richard Sterrett          59         Farmer,        Richard is an original board member of Western Plains Energy
414 Main Street                    Businessman      L.L.C. and also serves as CFO and Vice President. He has
Quinter, KS 67752                                   been farming in the Quinter, Kansas area since 1961. He was the owner of Sterrett Chemical Co. from 1968 to 2003, is a partner in Sunflower Chemical Co. and is the owner and
                                                    manager of SCI Sales, Inc. Richard attended Fort Hays State
                                                    College. Richard currently serves on the Ogallala Aquifer
                                                    Management Committee to the Governor of Kansas. He is a
                                                    member of the Smoky Hill-Saline Basin Advisory Committee to the Kansas Water Authority. Richard was the past chairman of the Board of Trustee of the Gove County Medical Center,
                                                    board member of the Northwest Kansas Groundwater Management
                                                    District, the Kansas Fertilizer and Chemical Institute and
                                                    Williams Company's Dealer Advisory Council.


                                        7

Jeff Torluemke            44        Executive       Jeff is an original board member of Western Plains Energy
P.O. Box 474                    Vice-President of   L.L.C. and served as CEO and President. Jeff has been the
Hoxie, KS 67740                  the State Bank;    Executive Vice-President of the State Bank of Hoxie since
                                      Farmer        1993. From 1985 to 1993, he held various positions,
                                                    including Chairman, of the Peoples Bank of Colby. He has
                                                    also farmed in the Hoxie area since 1976. Jeff received his
                                                    Bachelor of Science degree in Agricultural Economics from
                                                    Colorado State University in 1981. He has served as
                                                    President of the Bankers Association of Northwest Kansas, on
                                                    the Agricultural Committee of the Kansas Bankers
                                                    Associations and as the Exalted Ruler of the Hoxie Kansas
                                                    Elks Lodge.


Irwin Porter              66          Farmer        Irwin has farmed in the Quinter, Kansas area since 1954. He
2270 Castle Rock Rd                                 has previous experience as a design engineer for Mattel Toys
Quinter, KS 67752                                   in Hawthorne, California and as a science teacher at Trego
                                                    Community High School and Quinter High School. Previous
                                                    board experiences include the McPherson College Board of
                                                    Trustees, Mutual Aid Insurance Company Board of Directors,
                                                    Northwest Kansas Farm Management Association and the K-Mar
                                                    Board. Irwin is the President of the Smoky Hills Resource
                                                    Conservation and Development Council, member of the Kansas
                                                    Agriculture Research Association, the Gove County Extension
                                                    Council, the Leadership Gove County II and the Kansas State
                                                    University MAST program.



Class B and C Nominees for the Board of Managers

Name and Address          Age       Occupation                              Background
----------------          ---       ----------                              ----------

Ronald Blaesi             55          Farmer        Ronald is an original board member of Western Plains Energy
HC 2, Box 86                                        L.L.C. He has been a cash grain farmer since 1971 in the
Sharon Springs, KS                                  Sharon Springs area of Kansas. He received a Bachelor of
67758                                               Science degree in History from Kansas State University in
                                                    1971. His previous ethanol experience started in 1980 with helping to form a small county ethanol cooperative that has since terminated. Ronald attended numerous short courses on ethanol production. He currently is the Secretary of the
                                                    Board of Directors of the Kansas Corn Commission and has
                                                    held various positions in the National Corn Growers
                                                    organization, one being on the NCGA Ethanol Committee. He
                                                    also has held various positions on the US Grain Council. He previously served as President of the Wallace County Farm
                                                    Bureau, Northwest Kansas Farm Management Association and
                                                    Northwest Kansas Agricultural Tax Service. He has served on the Board of Directors of the Wallace County Farmers Union.
                                                    Ronald also has held several positions in county and
                                                    community organizations such as Wallace County Historical
                                                    Society and United Methodist Men.
                                        8

Robert Casper             48       President of     Robert is an original board member of Western Plains Energy
12700 Meadow Court              Ethanol Products,   L.L.C. He received a degree in Biology from Trinity
Wichita, KS 67206                      LLC          University in 1977. Prior to joining Ethanol Products in
                                                    2000, Robert was an Executive Vice President at Koch
                                                    Petroleum Group, LP for seven (7) years and as Executive
                                                    Vice President with Koch Carbon, Inc. for the prior five (5)
                                                    years. Robert is currently a board member of the Maurine
                                                    Connelly Brinker Foundation. He also served as the managing director of Koch Hydrocarbon Partnership, B.V. from 1998 to
                                                    1999, as a director of Koch Supply and Trading, LTD from
                                                    1993 to 1999, as Vice President of C. Reiss Holding Company
                                                    from 1986 to 1992 and as Vice President of Matador Coal
                                                    Company from 1988 to 1992.



Scott Foote               28     Manager of Hoxie   Scott grew up on a farm in Bucyrus, Kansas. He moved to
P.O. Box 65                        Feedyard in      Hoxie when his family purchased Hoxie Feedyard in 1997. He
Hoxie, KS 67740                   Hoxie, Kansas     currently acts as General Manager of the Feedyard. Scott
                                                    graduated from Kansas State University in 1997 with a degree in Agricultural Economics and is currently pursuing his
                                                    masters degree in Agricultural Business over the internet.
                                                    Scott is a member of Hoxie Elks Lodge, Hoxie Rotary Club,
                                                    Kansas Cattlemen's Association and R-CALF United
                                                    Stockgrowers of America.



Dave Vander Griend        51        President       Dave is president and CEO of ICM, Inc., the company that
310 N. First Street                 and CEO of      provided the process design technology for our ethanol
P.O. Box 397                        ICM, Inc.       plant. He has occupied that position since 1995 and has
Colwich, KS 67030                                   worked in the ethanol industry since 1978. ICM began as a
                                                    manufacturer of distillers grain dryers for the fuel ethanol industry and as a consultant to fuel ethanol plants
                                                    currently in operation throughout the Midwest. ICM currently has approximately 130 employees and has designed and built numerous fuel ethanol plants throughout the Midwest.


Security Ownership by Certain Beneficial Owners and Management

     The following table sets forth information with respect to the ownership of the Company's units by all officers and directors individually, all officers and directors as a group and all beneficial owners known to the Company to hold more than 5% of any class of the Company's units. As of February 5, 2004, the Company had the following units issued and outstanding: 2286 Class A units; 1744 Class B units; and 50 Class C units.

     The following unit holders have sole voting and investment power with respect to the units, unless otherwise indicated:

Class             Name                                  Units      % of Class

Class A  Jeff Torluemke, Manager, Officer (1)            35           1.53%
Class A  Richard Sterrett, Manager, Officer (2)          48           2.10%
Class A  Brian Baalman, Manager (3)                     125           5.47%
Class A  Ronald Blaesi, Manager                          12           0.70%
Class A  Ben Dickman, Manager (4)                        24           1.05%
Class A  Gary Johnson, Manager                           14           0.61%
Class A  Ken Krien, Manager (5)                          26           1.14%
Class A  David Mann, Manager (6)                         14           0.61%
Class A  Irwin Porter, Nominee                            4           0.17%
Class A  Managers and Officers as a group               298          13.04%

Class B  Scott Foote, Nominee                             0           0.00%
Class B  Jeff Torluemke, Manager, Officer                30           1.67%
Class B  Richard Sterrett, Manager, Officer (7)          16           0.89%
Class B  Gary Johnson, Manager (8)                       18           1.00%
Class B  Dave Vander Griend, Nominee (9)                200          11.15%
Class B  Hoxie Feedyard, Inc., Member                   360          20.07%
Class B  Fagen, Inc., Member                            100           5.73%
Class B  Roch Meier, Member                             100           5.73%
Class B  Managers and Officers as a group                64           3.67%

Class C  Robert Casper, Manager (10)                     50            100%
Class C  Managers and Officers as a group                50            100%



(1)  Includes five (5) Class A units owned by Mr. Torluemke's spouse.
(2) Represents Class A units owned by Richard Sterrett Trust No. 9. Mr. Sterrett is the sole Trustee.
(3) Includes 12 Class A units owned by the Baalman Feedyard Partnership and 12 Class A units owned by the B2C Partnership. The Baalman Feedyard Partnership is a Kansas general partnership. Its two partners are: B2C Partnership, a Kansas general partnership owned and controlled by two Kansas corporations, one solely owned by Mr. Baalman and one solely owned by his spouse; and the Gary and Janice Baalman, L.P.
(4) Includes four (4) Class A units owned by BJ Ag Producers, Inc., a Kansas corporation. Mr. Dickman is the President and 50% owner of BJ Ag Producers, Inc. Mr. Dickman's spouse also owns 50% of BJ Ag Producers, Inc.
(5) These Class A units are owned by the Krien Family Limited Partnership, L.P., a Kansas limited partnership. The Krien Family Limited Partnership's general partner is the Krien Holding Company, Inc., an entity controlled by Mr. Krien and his spouse.
(6)  Includes six (6) Class A units owned by Mr. Mann's spouse.

(7) Includes 16 Class B units owned by Sunflower Chemical. Mr. Sterrett has a 50% ownership interest in Sunflower Chemical.
(8) Includes eight (8) Class B units owned by Mitten, Inc. Mr. Johnson owns 51% of Mitten, Inc., and is the President and General Manager.
(9) Represents the 200 Class B units owned of record by ICM, Inc. Mr. Vander Griend is the President, CEO and principal stockholder of ICM, Inc.
(10) Represents the 50 Class C units owned of record by Ethanol Products, LLC. Mr. Casper is the President of Ethanol Products, LLC and has an 18.5% ownership interest in that entity.

Changes in Control

     The Company knows of no arrangements, including the pledge of any units that would result in a change in control.

Board of Managers' Meetings and Committees

     The Board of Managers held 16 meetings during the fiscal year ended December 31, 2003. The following table represents the meetings attended by the Managers during the past fiscal year:

                  Jeff Torluemke                15
                  Richard Sterrett              16
                  Ken Krien                     14
                  Robert Casper                 11
                  Gary Johnson                  12
                  Brian Baalman                 13
                  Ronald Blaesi                 13
                  Dave Mann                     12
                  Ben Dickman                   16

     The Board has two standing committees. The Audit Committee oversees the accounting procedures, reviews the financial statements of the Company and meets with the independent auditor when necessary. Jeff Torluemke, Robert Casper and Ben Dickman are members of this committee. The audit committee had three meetings in 2003. The Election Committee oversees the board election process. Ben Dickman, Jeff Torluemke and Ronald Blaesi are members of this committee. The Election Committee had two meetings in 2003.

Management and Executive Officers

     The Company's Board of Managers is responsible for managing the business and operations of the Company. The Board of Managers has delegated some of that responsibility to certain executive officers. Officers of the Company serve at the pleasure of the Board of Managers. No managers have employment contracts with the Company. There is no family relationship between any of the Company's Managers or executive officers. Executive officers of the Company, and other significant employees of the Company, are listed below:

     Richard Sterrett serves as our Chief Financial Officer. His biography is included under the Class A Nominees for Board of Managers section above.

     Mike Erhart is the Chief Executive Officer and General Manager of Western Plains Energy L.L.C. He received a Bachelors degree in Biology from Emporia State University in 1978. Prior to joining Western Plains Energy, Mike was the manager of five grain and fertilizer locations for Archer Daniels Midland Company for the past 13 years. Mike has managed numerous companies throughout his career since graduating from college. He is past president of Kansas Agri Retailers Association, Grant County Hospital Board, Grant County Home Care Board and numerous other community and state activities. Mike is a Kansas native and has lived in Kansas all his life.

Compensation of Managers and Officers

BOARD OF MANAGERS

     The Company has not paid the initial members of our Board of Managers any cash compensation for their services as Managers except for the following:

     o $2,000 to each of our Managers as repayment of amounts advanced by them in connection with our organizational activities.
     o    $1,000 per month for rent, plus equipment usage charges, to SCI
          Sales, a company owned by Richard Sterrett, who is our Chief Financial Officer and one of our Managers; and
     o    $150 to each Manager for each Board of Managers meeting attended.

     The Company reimburses the Board Managers for reasonable expenses incurred in carrying out their duties as Managers. Board Managers who are also members will receive the same membership benefits that other members receive.

OFFICERS

     Mike Erhart is receiving $10,000 per month plus health insurance as compensation for his duties as General Manager and CEO of the Company. Richard Sterrett receives no addition compensation as CFO other than listed above.

Certain Relationships and Related Transactions

     With the exception of Robert Casper, who is the President and an 18.5% equity owner of Ethanol Products, the individual members of our initial Board of Managers have not entered into, and do not anticipate entering into, any contractual or other transactions between themselves and Western Plains Energy. The Company has a contract with Ethanol Products to market the ethanol produced at our plant.

                       Appointment of Auditors and Voting

     On October 15, 2003, the Board of Managers approved the appointment of Stark, Winter, Schenkein & Co., LLP, as the principal accountants and independent auditors for the fiscal year ending December 31, 2003, and solicits the ratification of this appointment by the Company's members for the 2004 fiscal year. Neither such firm, any of its members nor any of its associates, has or has had during the past four years, any financial interest in the business or affairs, direct or indirect, or any relationship with the Company other than in connection with their duties as auditors and accountants.

     Prior to October 15, 2003, when it was dismissed by the Board of Managers, Eide Bailly, LLP acted as the principal accountant and independent auditors for the Company. During the Company's fiscal year ended December 31, 2002 and for the period from July 10, 2001 (our inception) to December 31, 2001 and through October 15, 2003, there were no disagreements with Eide Bailly on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Eide Bailly's satisfaction, would have caused Eide Bailly to make reference to the subject matter of such disagreement in connection with Eide Bailly's report on the Company's financial statements for such year and period.

     Eide Bailly's letters to the Company's Board of Managers dated January 24, 2002 and January 14, 2003, respectively, advised that, in Eide Bailly's judgment, there were reportable conditions related to the Company's internal controls. The Company's Audit Committee has discussed these matters with Eide Bailly, and, in response, the Company employed additional bookkeeping staff, which began working on or about November 3, 2003, and implemented additional appropriate internal controls.

     A representative from the firm of Stark, Winter, Schenkien & Co., LLP, is expected to be present at the annual meeting. Such representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from members.

     The affirmative vote of a majority of the votes cast is required for the adoption of the proposed appointment of the independent auditors. The Board of Managers recommends a vote FOR the ratification of the appointment of the independent auditors.

Audit Fees

     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company's annual financial statement and the review of the financial statements included in the Company's Form 10-Q, and services normally provided by the accountant in connection with statutory and regulatory filings or engagements was $32,586.86 for fiscal year 2002 and $26,807.45 for fiscal year 2003.

Audit-Related Fees

     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements not reported above was $18,734.90 in fiscal year 2002 and $1,263.00 in fiscal year 2003.

Tax Fees

     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the accountant for tax compliance, tax advice and tax planning was $5,433.95 in fiscal year 2002. There were no fees billed in fiscal year 2003.

All Other Fees

     The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant and not described above was $15.60 in fiscal year 2002 and $2,185.00 in fiscal year 2003.

                                  Annual Report

     The 2003 Annual Report for Western Plains Energy L.L.C. will be provided in a separate mailing as soon as it is complete.

                 Members' Proposals for the 2004 Annual Meeting

     Any member proposal intended to be considered for inclusion in the information statement for presentation at the 2004 annual meeting of members must be received by the Company no later than December 15, 2004. It is suggested that the proposal be submitted by certified mail-return receipt requested. Members who intend to present a proposal at the 2004 annual meeting of members without including such proposal in the Company's information statement must provide us with a notice of such proposal no later than January 15, 2005. We reserve the right to reject, rule out of order or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                 Other Business

     The Board of Managers knows of no other matter to be acted upon at the 2003 annual meeting.

                                 BY ORDER OF THE BOARD OF MANAGERS


                                 /s/ Ben Dickman
                                 ---------------------------------------
                                 Ben Dickman, Secretary of the Board of Managers


TO BE CERTAIN THAT YOUR CAPITAL UNITS WILL BE COUNTED IN THE SELECTION OF THE BOARD OF MANAGERS AND RATIFICATION OF THE AUDITORS, WE URGE YOU TO COMPLETE AND MAIL-IN THE ENCLOSED MAIL-IN BALLOT AND ATTEND THE ANNUAL MEETING.

CLASS A MEMBER MAIL-IN BALLOT

                          WESTERN PLAINS ENERGY, L.L.C.
                               2003 ANNUAL MEETING
                                 March 27, 2004

By signing below, I certify that:

     I am either the owner or authorized representative of the owner of _______Class A capital units of Western Plains Energy, L.L.C. and have full power and authority to vote such capital units for six of the eight manager nominees listed below, regardless of the number of units that are owned; and

     I vote such capital units on the following matters as set forth below.

       [X] Please mark vote as in this example for a maximum of 6 nominees

                              ELECTION OF MANAGERS

BRIAN  BAALMAN

FOR      [       ]              AGAINST [     ]             ABSTAIN  [    ]

BEN  DICKMAN

FOR      [       ]              AGAINST [     ]             ABSTAIN  [    ]

GARY  JOHNSON

FOR      [       ]              AGAINST [     ]             ABSTAIN  [    ]

KEN  KRIEN

FOR      [       ]              AGAINST [     ]             ABSTAIN  [    ]

DAVID  MANN

FOR      [       ]              AGAINST [     ]             ABSTAIN  [    ]

RICHARD  STERRETT

FOR      [       ]              AGAINST [     ]             ABSTAIN  [    ]

JEFF TORLUEMKE

FOR      [       ]              AGAINST [     ]             ABSTAIN  [    ]

IRWIN PORTER

FOR      [       ]              AGAINST [     ]             ABSTAIN  [    ]

                              APPROVAL OF AUDITORS

Indicate your vote with respect to the ratification of the appointment of Stark, Winter, Schenkein & Co., LLP as the Company's independent accountants for the fiscal year ending December 31, 2004.

         [        ]        FOR ratification of the auditors

         [        ]        AGAINST ratification of the auditors

         [        ]        ABSTAIN with respect to ratification of the auditors

  WHEN PROPERLY EXECUTED THIS MAIL-IN BALLOT WILL BE COUNTED AS VOTED OR, IF NO
     DIRECTION IS GIVEN, WILL BE TREATED AS AN ABSTENTION WITH REGARD TO THE NOMINEES FOR THE BOARD OF MANAGERS AND AS AN ABSTENTION WITH REGARD TO THE
                  RATIFICATION OF THE APPROVAL OF THE AUDITORS

          PLEASE VOTE, DATE, SIGN AND RETURN THIS MAIL-IN BALLOT BEFORE MARCH 17, 2004 TO MAPES and MILLER CPAs, P.O. BOX 412, QUINTER, KS 67752,
          BY MAILING THE MAIL-IN BALLOT IN THE ENCLOSED PRE-ADDRESSED
      STAMPED ENVELOPE, BY FAXING IT TO 785-754-2112 OR BY HAND DELIVERING
           IT TO MAPES and MILLER CPAs, 230 MAIN STREET, QUINTER, KS.


     The undersigned acknowledges receipt from the Company of (1) the notice of the annual meeting of members dated February 17, 2004, and (2) the information statement dated February 17, 2004.


---------------------------------------------    ------------------------------
Signature of Unit Holder or Authorized Person    Membership Certificate No.

---------------------------------------------
Title (if Applicable)

---------------------------------------------
Date

INSTRUCTIONS: If you are signing as an individual, please sign exactly as your name appears on the membership list. If you are signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other authorized person, please give your full title. If units are held jointly, the signatures of all owners are required.

CLASS B AND C MEMBER MAIL-IN BALLOT

                          WESTERN PLAINS ENERGY, L.L.C.
                               2003 ANNUAL MEETING
                                 March 27, 2004

By signing below, I certify that:

     I am either the owner or authorized representative of the owner of ______ Class B or _______ Class C capital units of Western Plains Energy, L.L.C. and have full power and authority to vote such capital units for three of the four manager nominees listed below, and

     I cast one vote for each capital unit that I own or am representing but may only cast such votes for three of the four manager nominees.

       [X] Please mark vote as in this example for a maximum of 3 nominees

                              ELECTION OF MANAGERS

RONALD  BLAESI

FOR      [        ]         AGAINST [        ]         ABSTAIN  [       ]

ROBERT  CASPER

FOR      [        ]         AGAINST [        ]         ABSTAIN  [       ]

SCOTT FOOTE

FOR      [        ]         AGAINST [        ]         ABSTAIN  [       ]

DAVE VANDER GRIEND

FOR      [        ]         AGAINST [        ]         ABSTAIN  [       ]


                              APPROVAL OF AUDITORS

Indicate your vote with respect to the ratification of the appointment of Stark, Winter, Schenkein & Co., LLP as the Company's independent accountants for the fiscal year ending December 31, 2004.

         [        ]        FOR ratification of the auditors

         [        ]        AGAINST ratification of the auditors

         [        ]        ABSTAIN with respect to ratification of the auditors

  WHEN PROPERLY EXECUTED THIS MAIL-IN BALLOT WILL BE COUNTED AS VOTED OR, IF NO
     DIRECTION IS GIVEN, WILL BE TREATED AS AN ABSTENTION WITH REGARD TO THE NOMINEES FOR THE BOARD OF MANAGERS AND AS AN ABSTENTION WITH REGARD TO THE
                  RATIFICATION OF THE APPROVAL OF THE AUDITORS

          PLEASE VOTE, DATE, SIGN AND RETURN THIS MAIL-IN BALLOT BEFORE MARCH 17, 2004 TO MAPES and MILLER CPAs, P.O. BOX 412, QUINTER, KS 67752,
           BY MAILING THE MAIL-IN BALLOT IN THE ENCLOSED PRE-ADDRESSED
      STAMPED ENVELOPE, BY FAXING IT TO 785-754-2112 OR BY HAND DELIVERING
           IT TO MAPES and MILLER CPAs, 230 MAIN STREET, QUINTER, KS.

     The undersigned acknowledges receipt from the Company of (1) the notice of the annual meeting of members dated February 17, 2004, and (2) the information statement dated February 17, 2004.



---------------------------------------------        --------------------------
Signature of Unit Holder or Authorized Person        Membership Certificate No.

---------------------------------------------
Title (if Applicable)

---------------------------------------------
Date


INSTRUCTIONS: If you are signing as an individual, please sign exactly as your name appears on the membership list. If you are signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other authorized person, please give your full title. If units are held jointly, the signatures of all owners are required.